GW&K Equity Fund

                         GW&K Government Securities Fund


                               Semi-Annual Report
                                 March 31, 1998
                                   (Unaudited)

The Gannett Welsh & Kotler Funds
222 Berkeley Street
Boston, Massachusetts 02116


Board of Trustees
Arlene Zoe Aponte-Gonzalez
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher
Josiah A. Spaulding, Jr.
Allan Tofias


Investment Adviser
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
(617) 236-8900


Transfer Agent
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354


Shareholder Service
Nationwide: (Toll-Free)    888-GWK-FUND
                          (888-495-3863)

Letter from the President
May 10, 1998

Dear Shareholders,

During the first quarter of 1998, stocks established all-time highs, while the yield on the 30-year Treasury bond barely changed. As the stock market continues to rise, however, concern builds about the valuation of underlying earnings and their future sustainability. Continued strength of the economy seems inevitably to incite fears of increased inflation and higher interest rates, a negative for both stocks and bonds.

Yet, long-term history does not support this belief that growth must inevitably cause inflation. Thus, despite growing concerns, we continue to take a particularly sanguine approach to inflation. We still see little reason to change this outlook.

While equity valuations are up in the area of historical highs, opportunities prevail in many individual issues. At current low inflationary levels, real interest rates have not declined as much as nominal rates over the past several years and thus nominal yields have the potential to fall significantly below the current 6% level, a positive for both stocks and bonds.

As we close this quarter, we would like to welcome any new shareholders to the Gannett Welsh and Kotler Mutual Fund Family. With the experience gained from managing individual accounts, we have successfully built a firm that currently manages $2.4 billion in assets. We hope to enjoy a long and rewarding relationship with all of you and welcome your comments and suggestions.

Best regards,

Harold G. Kotler, CFA
President

GW&K Equity Fund
Letter to Shareholders
May 10, 1998

Dear Fellow Shareholders,

We are pleased to send you the second semi-annual report for the GW&K Equity Fund. As of March 31, 1998, assets reached $49 million, more than double the amount a year ago, and up sharply from the $37.3 million as of September 30, 1997. At this writing, the Fund has over $50 million in net assets.

We are participating in the inflows to mutual funds that you have undoubtedly read about in the financial press. Net inflows during the past six months totaled $7.2 million and $13 million in the last year.

Total return (price change and reinvested distributions) has also contributed to the rise in assets. Performance for the past quarter was 13.63%, which compares with 13.94% for the Standard & Poor's 500 Index and 10.06% for the Russell 2000 Index of smaller companies. Among the 721 growth and income funds tracked by Lipper Analytical Services for the quarter, whose average return was 11.85%, we placed in the 15th percentile. For the past year, the Fund's 45.67% return outperformed the Lipper average of 40.84%, placing your Fund 133rd out of 646 funds, or in the 21st percentile. When compared with the Morningstar growth and income funds, our percentile rankings were 24th for the quarter and 31st for the past year.

The economy is growing, inflation is low, and interest rates, while higher than we believe they will be in the period ahead, remain relatively conducive to growth. These conditions in the past have been ideal for equity investors. This growth has brought prosperity and an unprecedented flow into investment programs, both in the United States and around the world. Valuations may appear high compared with past levels, but opportunities are also great for many businesses.

We will continue to focus our efforts on finding businesses that have long term prospects for growth, that will do well at home but can also export their goods or services to the growing countries of the world economy, and achieve fair profit doing so. Many of these investments will be in less well-known companies that are priced today at earnings multiples below their larger capitalization competition, giving the investor a clearer path to good returns.
Your Fund today has about 55% of its assets in smaller companies.

Sincerely,

Edward B. White
GW&K Equity Fund
Portfolio Manager

GW&K Government Securities
Letter to Shareholders
May 10, 1998

Dear Fellow Shareholders,

We are pleased to report on the status of the GW&K Government Securities Fund for the six-month period ending March 31, 1998. Assets have grown to $27.6 million from $24.8 million at September 30, 1997. This growth came exclusively from an increase in the number of shareholders.

Although interest rates declined during the six-month period the net asset value of the Fund declined slightly resulting in a total six-month return of 2.92%. The decline in interest rates was a general indication of the state of the economy and the outlook for inflation. We have been in a period of steady growth, low inflation, high employment, and strong consumer confidence. Within this backdrop housing starts and existing home sales are at all time highs. While this is good for the economy and the consumer, it is a drag on the performance of mortgage-backed securities as prepayment rates of existing home mortgages necessarily rise. Additionally fueling the prepayment rate increase is the high level of refinancing activity which occurred during the first quarter of 1998 as mortgage holders took advantage of the declining mortgage rates. Despite the effects of the return of principal from prepayments, the yield on the Fund averaged 5.86% for the six-month period as compared with an average 3-year Treasury yield of 5.70%.

We continue to search for value within the premium mortgage-backed sector and also other sectors with similar high income and short duration characteristics. We have identified the taxable premium housing bond market as a new sector within the Fund and purchased a small bond position. These housing bonds are issued by state and local governments, are generally AA rated or above and are backed by mortgages. The position which we purchased offered similar yields to conventional mortgage-backed securities with better call or prepayment protection.

The prepayment outlook for the next few months is forecast to slow down as the refinancing wave recedes. However, the strength of the housing market should continue to pressure speeds. We believe that the diversification resulting from the number of pools within the fund, the coupon range, and the seasoning of the portfolio, protects us from severe prepayment losses and we should continue to see consistent income distributions.

Sincerely,

Jeanne M. Skettino
GW&K Government Securities Fund
Portfolio Manager


The Gannett Welsh & Kotler Funds
Statements of Assets and Liabilities
March 31, 1998 (Unaudited)
====================================================================================================================================
                                                                                                    GW&K
                                                                                  GW&K           GOVERNMENT
                                                                                 EQUITY          SECURITIES
                                                                                  FUND              FUND

------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Investments in securities:
   At amortized cost.....................................................    $  36,056,691     $  27,185,605
                                                                            ===============   ===============

   At market value (Note 2)..............................................    $  49,596,311     $  27,469,613
Cash ....................................................................          259,438           109,561
Receivable for capital shares sold.......................................           66,800            36,000
Receivable for securities sold...........................................           24,649                --
Receivable for principal paydowns........................................               --            91,976
Dividends and interest receivable........................................           56,791           257,848
Organization expenses, net (Note 2)......................................           24,567            24,567
                                                                            ---------------   ---------------
   TOTAL ASSETS..........................................................       50,028,556        27,989,565
                                                                            ---------------   ---------------

LIABILITIES
Dividends payable to shareholders........................................               --            26,255
Payable for capital shares redeemed......................................              300                --
Payable for securities purchased.........................................          639,150           302,216
Payable to affiliates (Note 4)...........................................           37,090            10,719
Other accrued expenses and liabilities...................................           47,613            39,397
                                                                            ---------------   ---------------
   TOTAL LIABILITIES.....................................................          724,153           378,587
                                                                            ---------------   ---------------

NET ASSETS   ............................................................    $  49,304,403     $  27,610,978
                                                                            ===============   ===============

Net assets consist of:
Paid-in capital..........................................................    $  34,678,847     $  27,333,142
Undistributed net investment income (loss)...............................           11,083            (2,952 )
Accumulated net realized gains (losses) from security transactions.......        1,074,853           ( 3,220 )
Net unrealized appreciation on investments (Note 1)......................       13,539,620           284,008
                                                                            ---------------   ---------------
Net assets...............................................................    $  49,304,403     $  27,610,978
                                                                            ===============   ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)............................        3,840,120         2,704,824
                                                                            ===============   ===============

Net asset value, offering price and redemption price per share (Note 1)..    $       12.84     $       10.21
                                                                            ===============   ===============

See accompanying notes to financial statements.


The Gannett Welsh & Kotler Funds
Statements of Operations
For the Six Months Ended March 31, 1998 (Unaudited)
====================================================================================================================================
                                                                                                    GW&K
                                                                                  GW&K           GOVERNMENT
                                                                                 EQUITY          SECURITIES
                                                                                  FUND              FUND

------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest..............................................................    $      31,697     $     886,815
   Dividends.............................................................          279,322                --
                                                                            ---------------   ---------------
     TOTAL INVESTMENT INCOME.............................................          311,019           886,815
                                                                            ---------------   ---------------

EXPENSES
   Investment advisory fees (Note 4).....................................          203,200            97,347
   Administration fees (Note 4)..........................................           20,479            13,061
   Accounting services fees (Note 4).....................................           12,000            12,000
   Professional fees.....................................................           11,371            11,371
   Reports to shareholders...............................................           11,553             9,550
   Registration fees.....................................................           10,355             8,445
   Custodian fees........................................................           10,760             7,318
   Pricing fees..........................................................              604            11,929
   Transfer agent fees (Note 4)..........................................            6,000             6,000
   Insurance expense.....................................................            5,107             5,107
   Trustees' fees and expenses...........................................            5,266             5,266
   Organization expenses (Note 2)........................................            3,350             3,350
   Postage and supplies..................................................            3,509             2,195
   Distribution expenses (Note 4)........................................            1,946             1,857
                                                                            ---------------   ---------------
     TOTAL EXPENSES......................................................          305,500           194,796
   Fees waived by the Adviser (Note 4)...................................         ( 51,500 )        ( 65,000 )
                                                                            ---------------   ---------------
     NET EXPENSES........................................................          254,000           129,796
                                                                            ---------------   ---------------

NET INVESTMENT INCOME ...................................................           57,019           757,019
                                                                            ---------------   ---------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains (losses) from security transactions................        4,172,228           ( 3,461 )
   Net change in unrealized appreciation/depreciation on investments.....         543,880           ( 19,530 )
                                                                            ---------------   ---------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ...............        4,716,108          ( 22,991 )
                                                                            ---------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................    $   4,773,127     $     734,028
                                                                            ===============   ===============

See accompanying notes to financial statements.


The Gannett Welsh & Kotler Funds
Statements of Changes in Net Assets
For the Periods Ended March 31, 1998 and September 30, 1997
====================================================================================================================================
                                                              GW&K                           GW&K
                                                           EQUITY FUND             GOVERNMENT SECURITIES FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS       PERIOD        SIX MONTHS       PERIOD
                                                       ENDED          ENDED           ENDED          ENDED
                                                  MARCH 31, 1998    SEPT. 30,    MARCH 31, 1998    SEPT. 30,
                                                    (UNAUDITED)      1997(A)       (UNAUDITED)      1997(A)

------------------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS:
   Net investment income.......................   $     57,019    $     94,608    $   757,019    $   985,602
   Net realized gains (losses) from security
   transactions                                      4,172,228         694,978        ( 3,461 )       42,296
   Net change in unrealized appreciation/
     depreciation on investments...............        543,880       6,776,858       ( 19,530 )      303,538
                                                  ------------   --------------  -------------  -------------
Net increase in net assets from operations.....      4,773,127       7,566,444        734,028      1,331,436
                                                  ------------   --------------  -------------  -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income........      ( 140,544)             --      ( 759,971 )    ( 985,602 )
   Distributions from net realized gains.......    ( 3,792,353)             --       ( 42,055 )           --
                                                  ------------   --------------  -------------  -------------
Decrease in net assets from distributions to
shareholders                                      ( 3,932,897)              --       ( 802,026)    ( 985,602 )
                                                  ------------   --------------  -------------  -------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold...................      9,044,299      30,589,751      3,554,898     25,204,381
   Net asset value of shares issued in
     reinvestment of distributions to shareholders   3,902,989              --        628,441       686,801
   Payments for shares redeemed................    ( 1,829,869)      ( 809,441)   ( 1,359,090 )  ( 1,382,289 )
                                                  ------------   --------------  -------------  -------------
Net increase in net assets from capital
share transactions                                  11,117,419      29,780,310      2,824,249     24,508,893
                                                  ------------   --------------  -------------  -------------

TOTAL INCREASE IN NET ASSETS ..................     11,957,649      37,346,754      2,756,251     24,854,727

NET ASSETS:
   Beginning of period.........................     37,346,754              --     24,854,727             --
                                                  ------------   --------------  -------------  -------------
   End of period...............................   $ 49,304,403    $ 37,346,754    $27,610,978    $24,854,727
                                                  ============   ==============  =============  =============

UNDISTRIBUTED NET
   INVESTMENT INCOME ..........................   $     11,083    $     94,608    $   ( 2,952 )  $        --
                                                  ============   ==============  =============  =============


NUMBER OF SHARES:
   Sold........................................        750,337       2,962,639        347,623      2,497,150
   Reinvested..................................        354,791              --         61,485         67,615
   Redeemed....................................      ( 154,003)       ( 73,644)     ( 132,929 )    ( 136,120 )
                                                  ------------   --------------  -------------  -------------
   Net increase in shares outstanding..........        951,125       2,888,995        276,179      2,428,645
   Shares outstanding, beginning of period.....      2,888,995              --      2,428,645             --
                                                  ------------   --------------  -------------  -------------
   Shares outstanding, end of period...........      3,840,120       2,888,995      2,704,824      2,428,645
                                                  ============   ==============  =============  =============

(A) Represents the period from the commencement of operations (October 17, 1996) through September 30, 1997.

See accompanying notes to financial statements.


The Gannett Welsh & Kotler Funds
Financial Highlights
For the Periods Ended March 31, 1998 and September 30, 1997
====================================================================================================================================
                                                              GW&K                           GW&K
                                                           EQUITY FUND             GOVERNMENT SECURITIES FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS        PERIOD        SIX MONTHS       PERIOD
                                                      ENDED           ENDED           ENDED          ENDED
                                                 MARCH 31, 1998     SEPT. 30,    MARCH 31, 1998    SEPT. 30,
                                                   (UNAUDITED)       1997(A)       (UNAUDITED)      1997(B)

------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT
   EACH PERIOD:

   Net asset value at beginning of period......   $      12.93    $      10.00    $     10.23    $     10.00
                                                  ------------   --------------  -------------  -------------

   Income from investment operations:
     Net investment income.....................           0.01            0.03           0.30           0.50
     Net realized and unrealized gains (losses)
      on investments...........................           1.16            2.90             --           0.23
                                                  ------------   --------------  -------------  -------------
   Total from investment operations............           1.17            2.93           0.30           0.73
                                                  ------------   --------------  -------------  -------------

   Less distributions:
     Dividends from net investment income......         ( 0.04)             --         ( 0.30 )       ( 0.50 )
     Distributions from net realized gains.....         ( 1.22)             --         ( 0.02 )           --
                                                  ------------   --------------  -------------  -------------
   Total distributions.........................         ( 1.26)             --         ( 0.32 )       ( 0.50 )
                                                  ------------   --------------  -------------  -------------

   Net asset value at end of period............   $      12.84    $      12.93    $     10.21    $     10.23
                                                  ============   ==============  =============  =============

RATIOS AND SUPPLEMENTAL DATA:

   Total return (not annualized)...............         10.75%          29.30%          2.92%          7.50%
                                                  ============   ==============  =============  =============

   Net assets at end of period (000's).........   $     49,304    $     37,347    $    27,611    $    24,855
                                                  ============   ==============  =============  =============

   Ratio of net expenses to average net
   assets(C) (D)                                         1.25%           1.25%          1.00%          0.97%

   Ratio of net investment income to average
   net assets(D)                                         0.28%           0.43%          5.83%          6.19%

   Portfolio turnover rate(D) .................            43%             13%            25%            44%

   Average commission rate per share...........   $     0.0742    $     0.0842    $        --    $        --

(A)      Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.
(B)      Represents the period from the initial public offering of shares (December 16, 1996) through September 30, 1997.

(C) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.50%(D) and 1.51%(D) for the periods ended March 31, 1998 and September 30, 1997, respectively, for the Equity Fund, and 1.50%(D) and 1.47%(D) for the periods ended March 31, 1998 and September 30, 1997, respectively, for the Government Securities Fund.
(D) Annualized.

See accompanying notes to financial statements.

The Gannett Welsh & Kotler Funds
Notes to Financial Statements
March 31, 1998 (Unaudited)
================================================================================
1.   ORGANIZATION
The GW&K Equity Fund and the GW&K Government Securities Fund (individually, a Fund and, collectively, the Funds) are each a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 30, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Trust commenced operations on October 17, 1996, when shares of each Fund were issued at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., the Funds' investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,882 as of December 10, 1996. Subsequent to the exchange transaction, the Fund began the initial public offering of shares.

The GW&K Government Securities Fund began its initial public offering of shares on December 16, 1996.

The GW&K Equity Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

The GW&K Government Securities Fund seeks total return, through both income and capital appreciation. The Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). U.S. Government obligations and mortgage-backed securities are generally valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at the last sales price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the GW&K Government Securities Fund. Dividends arising from net investment income are declared and paid annually to shareholders of the GW&K Equity Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The GW&K Government Securities Fund trades portfolio securities on a to-be-announced (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Organizational expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 1998:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    GW&K
                                                                                  GW&K           GOVERNMENT
                                                                                 EQUITY          SECURITIES
                                                                                  FUND              FUND

------------------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation............................................    $  14,531,484     $    307,720
Gross unrealized depreciation............................................        ( 991,864 )        ( 23,712 )
                                                                            ---------------   ---------------
Net unrealized appreciation..............................................    $  13,539,620     $     284,008
                                                                            ===============   ===============

Federal income tax cost..................................................    $  36,056,691     $  27,185,605
                                                                            ===============   ===============

------------------------------------------------------------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS
For the six months ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $14,644,648 and $8,635,931, for the GW&K Equity Fund and $6,418,736 and
$3,160,760, respectively, for the GW&K Government Securities Fund.

4.   TRANSACTIONS WITH AFFILIATES
The President and the Treasurer of the Trust are also principals of Gannett Welsh & Kotler, Inc. (the Adviser), the Trust's investment adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc.
(CFS), the Trust's administrative services agent, transfer agent and shareholder service agent, and accounting services agent.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser under the terms of an advisory agreement (Advisory Agreement). Under the terms of the Advisory Agreement, the GW&K Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets; the GW&K Government Securities Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

In order to reduce the operating expenses of the GW&K Equity Fund and the GW&K Government Securities Fund for the six months ended March 31, 1998, the Adviser voluntarily waived advisory fees of $51,500 and $65,000, respectively.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administration Agreement with the Trust, CFS supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, each Fund pays CFS a fee monthly, at the annual rate of 0.10% of the average value of its daily net assets up to $100 million; 0.075% of such assets from $100 million to $200 million; and 0.05% of such assets in excess of $200 million; subject to a $1,000 minimum monthly fee for each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from the GW&K Equity Fund and $21 per shareholder account from the GW&K Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee of $2,000 from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has a plan of distribution (the Plan) under which each Fund may incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.


GW&K Equity Fund
Schedule of Investments
March 31, 1998 (Unaudited)
====================================================================================================================================
                                                                                                    MARKET
    SHARES     COMMON STOCKS -- 96.6%                                                                 VALUE

------------------------------------------------------------------------------------------------------------------------------------

               BASIC MATERIALS -- 4.8%
       40,000  Huntco, Inc. - Class A.........................................................   $   575,000
       16,000  Ionics, Inc.*..................................................................       689,000
       65,000  Universal Forest Products, Inc.................................................     1,105,000
                                                                                                 ------------
                                                                                                  $ 2,369,000
                                                                                                 ------------
               CONSUMER, CYCLICAL -- 11.3%
       40,000  DeVry, Inc.*...................................................................   $ 1,367,500
       70,000  Extended Stay America, Inc.*...................................................     1,028,125
       13,000  May Department Stores Company..................................................       825,500
       19,000  Sears Roebuck & Co.............................................................     1,091,313
       30,000  Staffing Resources, Inc.*......................................................       202,500
       70,000  Standard-Pacific Corp..........................................................     1,063,125
                                                                                                 ------------
                                                                                                 $ 5,578,063
                                                                                                 ------------
               CONSUMER, NON-CYCLICAL -- 17.2%
       42,000  Chiron Corp.*..................................................................       879,375
       12,000  General Mills, Inc.............................................................       912,000
       18,000  First Health Group Corp.*......................................................       976,500
        8,500  Merck & Co., Inc...............................................................     1,091,188
       31,000  NCO Group, Inc.*...............................................................       775,000
       33,000  Panamerican Beverages, Inc.....................................................     1,324,125
       21,000  PepsiCo, Inc...................................................................       896,438
       12,000  Pfizer, Inc....................................................................     1,196,250
       63,000  Response USA, Inc.*............................................................       366,188
                                                                                                 ------------
                                                                                                 $ 8,417,064
                                                                                                 ------------
               ENERGY -- 9.6%
       30,972  AES Corp.*.....................................................................   $ 1,624,094
       16,000  Camco International, Inc.......................................................       968,000
       24,000  Questar Corp...................................................................       997,500
       20,000  Royal Dutch Petroleum Company..................................................     1,136,250
                                                                                                 ------------
                                                                                                 $ 4,725,844
                                                                                                 ------------
               FINANCIAL  SERVICES -- 16.1%
       64,000  Berkshire Realty Company, Inc..................................................   $   768,000
       23,000  Boston Properties, Inc.........................................................       809,313
       21,000  Capital One Financial Corp.....................................................     1,656,375
        6,000  Citicorp.......................................................................       852,000
       58,000  CRIIMI MAE, Inc................................................................       895,375
        4,400  General Re Corp................................................................       970,750
       46,000  Health & Retirement Property Trust.............................................       925,750
       14,000  MBIA, Inc......................................................................     1,085,000
                                                                                                 ------------
                                                                                                 $ 7,962,563
                                                                                                 ------------


GW&K Equity Fund
Schedule of Investments (Continued)
March 31, 1998 (Unaudited)
====================================================================================================================================
                                                                                                    MARKET
    SHARES     COMMON STOCKS -- 96.6%                                                                 VALUE

------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIAL -- 11.8%
       19,000  Boeing Company.................................................................   $   990,375
       20,000  Dames & Moore, Inc.............................................................       266,250
       12,000  General Electric Company.......................................................     1,034,250
       13,000  General Motors Corp. - Class H.................................................       588,250
        7,311  Raytheon Company - Class A.....................................................       415,813
       25,000  Republic Industries, Inc.*.....................................................       645,313
       24,500  Samsonite Corp.*...............................................................       719,688
       42,000  U.S. Rentals, Inc.*............................................................     1,160,250
                                                                                                 ------------
                                                                                                 $ 5,820,189
                                                                                                 ------------
               TECHNOLOGY -- 16.0%
       35,000  Bay Networks, Inc.*............................................................   $   949,375
       45,000  Brightpoint, Inc.*.............................................................       773,438
       47,000  Cognex Corp.*..................................................................     1,004,625
       33,000  Mastech Corp.*.................................................................     1,681,969
       29,000  Oracle Corp.*..................................................................       915,313
       50,000  SDL, Inc.*.....................................................................     1,187,500
       13,000  Xerox Corp.....................................................................     1,383,688
                                                                                                 ------------
                                                                                                 $ 7,895,908
                                                                                                 ------------
               UTILITIES -- 9.8%
       15,000  AT&T Corp......................................................................   $   984,370
       18,000  Enron Corp.....................................................................       834,750
       16,000  GTE Corp.......................................................................       958,000
       30,000  Houston Industries, Inc........................................................       862,500
       28,000  WorldCom, Inc.*................................................................     1,205,750
                                                                                                 ------------
                                                                                                 $ 4,845,370
                                                                                                 ------------

               TOTAL COMMON STOCKS (COST $34,074,381) ........................................   $47,614,001
                                                                                                 ------------

               CASH EQUIVALENTS -- 4.0%
    1,982,310  Merrimac Cash Fund - Institutional Class (Cost $1,982,310).....................   $ 1,982,310
                                                                                                 ------------

               TOTAL INVESTMENTS AT VALUE--  100.6% (COST $36,056,691) .......................   $49,596,311

               LIABILITIES IN EXCESS OF OTHER ASSETS--  (0.6)% ...............................      (291,908 )
                                                                                                 ------------

               NET ASSETS-- 100.0% ...........................................................   $ 49,304,403
                                                                                                 ============

* Non-income producing security.

See accompanying notes to financial statements.


GW&K Government Securities Fund
Portfolio of Investments
March 31, 1998 (Unaudited)
====================================================================================================================================
      PAR                                                                                           MARKET
     VALUE     MORTGAGE-BACKED SECURITIES-- 97.1%                                                    VALUE

------------------------------------------------------------------------------------------------------------------------------------

               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 25.5%
 $  1,247,593  9.50%, 06/15/09 thru 10/15/09..................................................   $ 1,354,363
        8,220  9.75%, 12/15/00 thru 01/15/01..................................................         8,528
    2,183,201  10.00%, 10/15/00 thru 02/20/21.................................................     2,408,652
       23,292  10.25%, 05/15/99 thru 02/15/01.................................................        24,088
      402,443  10.50%, 02/20/05 thru 10/20/19.................................................       444,279
      478,637  11.00%, 12/15/09 thru 01/15/16.................................................       541,503
        8,544  11.25%, 05/15/98 thru 04/15/01.................................................         8,971
    1,032,210  11.50%, 03/15/10 thru 08/20/19.................................................     1,184,007
      226,894  11.75%, 05/15/04 thru 08/15/13.................................................       253,996
       16,746  12.00%, 08/15/13 thru 09/15/14.................................................        19,553
       15,134  12.25%, 04/15/14...............................................................        17,329
      189,572  13.00%, 01/15/11 thru 01/15/15.................................................       224,030
--------------                                                                                   ------------
 $  5,832,486  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ................................   $ 6,489,299
--------------                                                                                   ------------
               (Amortized Cost $6,377,606)

               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 39.3%
 $    436,272  7.50%, 02/01/22................................................................   $   452,850
      548,508  8.25%, 06/01/17................................................................       572,341
      978,464  8.50%, 03/01/08 thru 09/01/17..................................................     1,024,378
      828,810  8.75%, 10/01/08................................................................       872,496
    1,039,117  9.00%, 06/01/08 thru 07/01/18..................................................     1,107,256
    2,185,450  9.25%, 10/01/08 thru 12/01/10..................................................     2,330,716
      133,893  9.50%, 03/01/09................................................................       143,357
    1,405,562  9.75%, 04/01/08 thru 12/01/17..................................................     1,511,701
       34,777  10.00%, 01/01/01 thru 03/01/03.................................................        36,397
    1,299,175  10.25%, 04/01/09 thru 02/01/10.................................................     1,408,691
      292,525  10.50%, 06/01/00 thru 10/01/19.................................................       317,995
      270,669  10.75%, 07/01/10...............................................................       297,164
      234,670  11.00%, 12/01/00 thru 01/01/19.................................................       257,361
       44,196  11.25%, 09/01/09 thru 11/01/13.................................................        49,235
      201,294  11.50%, 06/01/11 thru 06/01/19.................................................       226,218
       68,778  11.75%, 02/01/11 thru 07/01/13.................................................        77,638
      134,441  12.50%, 01/01/10 thru 05/01/15.................................................       153,380
--------------                                                                                   ------------
 $ 10,136,601  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ..................................   $ 10,839,174
--------------                                                                                   ------------
               (Amortized Cost $10,764,246)

               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 34.3%
 $    346,606  8.00%, 08/01/19................................................................   $   364,072
    1,523,110  8.50%, 12/01/08 thru 03/01/22..................................................     1,602,144
      503,545  8.75%, 08/01/07 thru 08/01/17..................................................       528,119
    1,973,866  9.00%, 09/01/24 thru 03/01/25..................................................     2,084,329
      260,087  9.25%, 12/01/15................................................................       279,731
      372,165  9.50%, 07/01/17................................................................       403,539
      119,126  9.75%, 05/01/09................................................................       128,103


GW&K Government Securities Fund
Portfolio of Investments (Continued)
March 31, 1998 (Unaudited)
====================================================================================================================================
      PAR                                                                                           MARKET
     VALUE     MORTGAGE-BACKED SECURITIES-- 97.1%                                                    VALUE

------------------------------------------------------------------------------------------------------------------------------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 34.3% (CONTINUED)
    2,422,167  10.00%, 11/01/00 thru 10/01/20.................................................     2,642,239
       83,077  10.25%, 05/01/09 thru 03/01/16.................................................        91,530
      774,587  10.50%, 08/01/00 thru 09/01/20.................................................       856,571
       73,452  10.75%, 09/01/09 thru 03/01/14.................................................        82,302
      228,958  11.00%, 10/01/11...............................................................       238,116
       19,161  11.25%, 10/01/15...............................................................        21,648
       72,349  12.00%, 03/01/13 thru 07/01/13.................................................        83,343
       58,859  12.25%, 05/01/10 thru 07/01/15.................................................        67,132
--------------                                                                                   ------------
 $  8,831,115  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................................   $ 9,472,918
--------------                                                                                   ------------
               (Amortized Cost $9,375,579)
 $ 24,800,202  TOTAL MORTGAGE-BACKED SECURITIES ..............................................   $ 26,801,391
--------------                                                                                   ------------
--------------
               (Amortized Cost $26,517,431)

               MUNICIPAL OBLIGATIONS -- 0.9%
 $    250,000  Mississippi Housing Rev. Bond, 9.15%, 09/15/14 (Amortized Cost $264,951).......   $   265,000
--------------
--------------                                                                                   ------------



====================================================================================================================================
                                                                                                    MARKET
    SHARES     CASH EQUIVALENTS -- 1.5%                                                               VALUE

------------------------------------------------------------------------------------------------------------------------------------

      403,222  Merrimac Cash Fund - Institutional Class (Cost $403,222).......................   $   403,222
                                                                                                 ------------

               TOTAL INVESTMENTS AT VALUE-- 99.5% ............................................   $ 27,469,613

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5% ..................................       141,365
                                                                                                 ------------

               NET ASSETS-- 100.0% ...........................................................   $ 27,610,978
                                                                                                 ============

See accompanying notes to financial statements.